Exhibit 10.7

Execution Version

HSW INTERNATIONAL, INC.

AFFILIATE REGISTRATION RIGHTS AGREEMENT

THIS AFFILIATE REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of October 2, 2007 is entered into by and among HSW International, Inc., a Delaware corporation (the “Company”), and Kevin Jones, a resident of the State of                ; Theodore P. Botts, a resident of the State of Connecticut; J. David Darnell, a resident of the State of Texas; Dr. Heinz-Gerd Stein, a resident of the State of                ; and Larrie A. Weil, a resident of the State of                ; (each an “Affiliate,” and collectively, the “Affiliates”).

R E C I T A L S

WHEREAS, pursuant to the terms of the Agreement and Plan of Merger dated as of April 20, 2006, as amended on January 29, 2007 and further amended on August 23, 2007, (the “Merger Agreement”), by and among the Company, HowStuffWorks, Inc., a Delaware corporation (“HSW”), INTAC International, Inc., a Nevada corporation (“INTAC”), and HSW International Merger Corporation, a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), (i) HSW will contribute a license and sublicense of certain content to the Company in exchange for shares of the common stock, par value $0.001 per share, of the Company (“Common Stock”), and (ii) Merger Sub will merge with and into INTAC (the “Merger”) and the shareholders of INTAC will receive shares of the Common Stock of the Company.

WHEREAS, each Affiliate is a Rule 145 Affiliate as such term is defined in the Merger Agreement;

WHEREAS, the Company has agreed to grant each Affiliate certain registration rights with respect to the shares of Common Stock issued to each Affiliate pursuant to the Merger on the terms and conditions set forth herein; and

WHEREAS, the Company and each Affiliate desire to define the registration rights of each Affiliate on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1.  DEFINITIONS

As used in this Agreement, the following terms shall have the respective meanings set forth below:

“Closing” shall mean the closing of the Merger pursuant to the Merger Agreement;

“Commission” shall mean the Securities and Exchange Commission and any successor agency;

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

“Person” shall any individual, firm, corporation, partnership, limited partnership, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act;

“Register”, “Registered” and “Registration” shall refer to a registration effected by preparing and filing a registration statement or similar document with the Commission in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement or document;

“Registrable Securities” shall mean, as applicable: (a) the shares of Common Stock owned by each Affiliate, whether owned or acquired by virtue of the Merger Agreement on the date hereof or acquired hereafter by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation of the Company; and (b) shares of Common Stock held by Persons who, by virtue of agreements with the Company, are entitled to be included in a Registration made by a Demanding Affiliate hereunder. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective registration statement, and (ii) Registrable Securities shall cease to be Registrable Securities, if in the opinion of the Company, such Registrable Securities may be distributed to the public pursuant to Rule 144(k) (or any successor provision then in effect) under the Securities Act or any such Registrable Securities have been sold in a sale made pursuant to Rule 144 of the Securities Act;

“Registration Expenses” shall mean any and all expenses incurred by the Company incident to the performance of or compliance with any registration or marketing of securities pursuant to Section 2(a), (b) and (c) hereof, including (a) the fees, disbursements and expenses of Company’s counsel and accountants in connection with this Agreement and the performance of Company’s obligations hereunder (including the expenses of any annual audit letters and “cold comfort” letters required or incidental to the performance of such obligations); (b) all expenses, including filing fees, in connection with the preparation, printing and filing of any registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (c) the cost of printing and producing any agreements among underwriters, underwriting agreements, selling group agreements and any other customary documents in connection with the marketing of securities pursuant to Section 2(a), (b) and (c) hereof; (d) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the underwriters or an Affiliate in connection with such qualification and in connection with any “blue sky” and legal investment surveys, including the cost of printing and producing any such “blue sky” or legal investment surveys; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the securities being registered pursuant to Section 2(a), (b) and (c) hereof;

(f) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (g) all security engraving and security printing expenses; (h) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system; and (i) the costs and expenses of Company and its officers relating to analyst or investor presentations, if any, or any “road show” undertaken in connection with the registration and/or marketing of any shares of Registrable Stock other than as provided in any underwriting agreement entered into in connection with such offering. In no event shall Registration Expenses be deemed to include Selling Expenses;

“Securities” shall have the meaning set forth in Section 2(1) of the Securities Act;

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

“Selling Expenses” shall mean all underwriting discounts, selling commissions, brokerage fees and transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each Affiliate.

SECTION 2.  REGISTRATION RIGHTS

(a)                                  Requested Registration.

(i)                                     Request for Registration. After the receipt of a written request from any Affiliate (such Affiliate, the “Demanding Affiliate”) at any time after 180 days following the Closing requesting that the Company effect any Registration under the Securities Act covering all or part of the Registrable Securities held by such Affiliate, the Company shall, (i) as expeditiously as is possible, but in any event no later than forty-five (45) days after receipt of a written request from a Demanding Affiliate, file a registration statement with the SEC for such Registration relating to all shares of Registrable Securities which the Company has been so requested to register by such Affiliate for sale, and (ii) use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as is practicable; provided that the Company shall not be obligated to effect, or take any action to effect, any such Registration pursuant to this Section 2(a):

(1)                                  After the Company has effected three (3) such Registrations requested by each Affiliate pursuant to this Section 2(a) and the registration statements for such Registrations have been declared or ordered effective;

(2)                                  If the Registrable Securities requested by such Affiliate to be Registered pursuant to such request do not have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of at least $5,000,000; or

(3)                                  During the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on the date ninety (90) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a Registration of securities in a Rule 145 transaction or, with respect to an employee benefit plan), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; provided, further, however, that the Company may only delay an offering pursuant to this Section 2(a)(i)(3) for a period of not more than ninety (90) days, if a filing of any other registration statement is not made within that period and the Company may only exercise this right once in any twelve (12) month period.

(ii)                                  Other Stockholders. The registration statement filed pursuant to any such request of any Demanding Affiliate may, subject to the provisions of Section 2(a)(iv) below, include Registrable Securities of the other Affiliate, and other securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include their Registrable Securities in any such Registration (“Other Stockholders”).

(iii)                               Assignment. The registration rights set forth in this Section 2 may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be entitled to all rights and bound by all obligations of this Agreement).

(iv)                              Underwriting.

(1)                                  If the Affiliate intends to distribute the Registrable Securities covered by its request for Registration by means of an underwriting, it shall so advise the Company in its request made pursuant to Section 2(a).

(2)                                  If the other Affiliate or Other Stockholders request inclusion in any such Registration, the Demanding Affiliate shall offer to include the Registrable Securities of the other Affiliate and such Other Stockholders in the underwriting but may condition such offer on their acceptance of the further applicable provisions of this Section 2(a)(iv). The Demanding Affiliate and the Company shall (together with the other Affiliate and all Other Stockholders proposing to distribute their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company and acceptable to the Demanding Affiliate. Notwithstanding any other provision of this Section 2(a), if the representative of such underwriter or underwriters advise the Company and/or the Demanding Affiliate in writing that marketing factors require a limitation on the number of shares to be underwritten, the Registrable Securities held by the other Affiliate and Other Stockholders shall be excluded from such Registration to the extent so required by such limitation pro rata in accordance with the number of shares of Registrable Securities requested by such parties to be included in such Registration, by such minimum number of shares as is necessary to comply with such limitation. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such Registration. If the other Affiliate or any Other Stockholder who has requested inclusion in such Registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Demanding Affiliate. If the Demanding Affiliate elects to withdraw from such Registration, the initiation of such Registration shall not count as a demand by such Affiliate for purposes hereof (including without limitation, Section 2(a)(i)(1)). The Registrable Securities so withdrawn shall also be withdrawn from Registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such Registration if the representative of such underwriter or underwriters so agrees and if the number of Registrable Securities which would otherwise have been included in such Registration and underwriting will not thereby be limited.

(b)                                 Company Registration.

(i)                                     If the Company determines to Register any of its equity securities either for its own account or for the account of Other Stockholders, other than a Registration relating solely to employee benefit plans, or a Registration relating solely to a Commission Rule 145 transaction, or a Registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company shall:

(1)                                  promptly give to each Affiliate a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(2)                                  include in such Registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities held by an Affiliate specified in a written request made by such Affiliate within fifteen (15) days after receipt of the written notice from the Company described in clause (1) above, except as set forth in Section 2(b)(ii) below. Such written request may cover Registration of all or a part of such Affiliate’s Registrable Securities.

(ii)                                  Underwriting. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise each Affiliate in the written notice given pursuant to Section 2(b)(i)(1). In such event, the right of an Affiliate to Registration pursuant to this Section 2(b) shall be conditioned upon such Affiliate’s participation in such underwriting and the inclusion of such Affiliate’s Registrable Securities in the underwriting to the extent provided herein. In such case, each such Affiliate shall (together with the Company and the Other Stockholders distributing their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if such representative determines that marketing factors require a limitation on the number of shares to be underwritten, such representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the Registration and underwriting. The Company shall so advise each such Affiliate and any other holder of Registrable Securities requesting Registration, and the number of shares of Registrable Securities that are entitled to be included in the Registration and underwriting shall be allocated in the following manner:  the Registrable Securities held by such Affiliate and by Other Stockholders (other than Registrable Securities held by any such persons who by contractual right demanded such Registration) shall be excluded from such Registration and underwriting to the extent required by such limitation pro rata in accordance with the number of shares of Registrable Securities requested by such parties to be included in such Registration, by such minimum number of shares as is necessary to comply with such limitation. If any such holder of Registrable Securities disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

(c)                                  Form S-3. Following the Closing, the Company shall use all commercially reasonable efforts to qualify for Registration on Form S-3 for secondary sales. After the Company has qualified for the use of Form S-3, each Affiliate shall have the right to request three (3) Registrations on Form S-3 with respect to all or a part of the Registrable Securities held by such Affiliate (all such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by the Affiliate), provided that the Company shall not be obligated to effect, or take any action to effect, any such Registration pursuant to this Section 2(c):

(i)                                     Unless such Affiliate proposes to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of more than $5,000,000;

(ii)                                  Within 180 days of the effective date of the registration statement for the most recent Registration pursuant to this Section 2(c) in which securities held by the Affiliate could have been included for sale or distribution; or

(iii)                               During the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on the date ninety (90) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a Registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may only delay an offering pursuant to this Section 2(c)(iii) for a period of not more than sixty (60) days, if a filing of any other registration statement is not made within that period and the Company may only exercise this right once in any twelve (12) month period.

The Company shall give written notice to the other Affiliate and all Other Stockholders of the receipt of a request for Registration pursuant to this Section 2(c) and shall provide a reasonable opportunity for the other Affiliate and such Other Stockholders to participate in the Registration, provided that if the Registration is for an underwritten offering, the terms of Section 2(a)(ii) shall apply to all participants in such offering. Subject to the foregoing, the Company will use all commercially reasonable efforts to effect promptly the Registration of all shares of Registrable Securities on Form S-3 to the extent requested by the holders thereof for purposes of disposition.

(d)                                 Expenses of Registration. All Registration Expenses shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the Registrable Securities so Registered pro rata on the basis of the number of their shares of Registrable Securities so Registered.

(e)                                  Registration Procedures. If and when the Company effects a Registration of Registrable Securities under the Securities Act pursuant to this Section 2, the Company shall keep each Affiliate advised in writing as to the initiation of each Registration and as to the completion thereof. At its expense, the Company shall:

(i)                                     prepare and file with the Commission a registration statement on any appropriate form under the Securities Act with respect to such Registrable Securities and thereafter use its commercially reasonable efforts to cause such registration statement promptly to become and remain effective for a period of one hundred twenty (120) days or until each Affiliate has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such one hundred twenty (120) day period shall be extended for a period of time equal to the period during which an Affiliate refrains from selling any Registrable Securities included in such Registration in accordance with provisions in Section 2(k) or 2(l) hereof; and (B) in the case of any Registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement;

(ii)                                  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such registration statement until the earlier of such time as all of such Securities have been disposed of in a public offering or the expiration of 30 days;

(iii)                               furnish to each Demanding Affiliate and to the other Affiliate, if the other Affiliate has shares of Registrable Securities covered by such Registration (a “Selling Affiliate”) such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such Affiliate may reasonably request in order to facilitate the disposition of the shares of Registrable Securities owned by such Affiliate (it being understood that, subject to the requirements of the Securities Act and applicable state securities laws, Company consents to the use of the prospectus and any amendment or supplement thereto by each Demanding Affiliate and Selling Affiliate in connection with the offering and sale of the shares of Registrable Securities covered by the registration statement of which such prospectus, amendment or supplement is a part);

(iv)                              furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such Registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to each Demanding Affiliate and Selling Affiliate, addressed to the underwriters, if any, and to the holders of Registrable Securities participating in such Registration and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to each Demanding Affiliate and Selling Affiliate, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the holders of Registrable Securities participating in such Registration.

(v)                                 use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States of America as each Demanding Affiliate and Selling Affiliate may reasonably request; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective and take any other action which may be reasonably necessary or advisable to enable each Demanding Affiliate and Selling Affiliate to consummate the disposition in such jurisdictions of the Registrable Securities being disposed of by such Demanding Affiliate and Selling Affiliate, provided, however, that Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) subject itself to taxation in or consent to general service of process in any such jurisdiction, and provided, further, that Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Affiliate submits any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction;

(vi)                              promptly notify each Demanding Affiliate and Selling Affiliate (A) when the registration statement, any prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made), and, subject to Section 2(l), as promptly as reasonably practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)                           if requested by any Demanding Affiliate or Selling Affiliate, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Demanding Affiliate or Selling Affiliate reasonably requests to be included therein and promptly make all required filings of such prospectus supplement or post-effective amendment;

(viii)                        as promptly as reasonably practicable after the filing with the Commission of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver copies of each such document to each Demanding Affiliate and Selling Affiliate;

(ix)                                cooperate with each Demanding Affiliate and Selling Affiliate to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as such Demanding Affiliate or Selling Affiliate may request and keep available and make available to Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

(x)                                   cause the Registrable Securities included in any registration statement to be listed on each United States securities exchange, if any, on which the Company Common Stock is then listed;

(xi)                                provide a transfer agent and registrar for all shares of Registrable Securities registered hereunder and provide a CUSIP number for the shares of Registrable Securities included in any registration statement not later than the effective date of such registration statement;

(xii)                             cooperate with each Demanding Affiliate, Selling Affiliate and their counsel in connection    with any filings required to be made with the NASD;

(xiii)                          during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(xiv)                         notify each Demanding Affiliate and Selling Affiliate promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

(xv)                            prepare and file with the Commission as promptly as reasonably practicable any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Company, is required in connection with the distribution of the Registrable Securities;

(xvi)                         advise each Demanding Affiliate and Selling Affiliate, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(xvii)                      in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(f)                                    Indemnification.

(i)                                     The Company shall indemnify and hold harmless each Demanding Affiliate, Selling Affiliate, each of their officers, directors, partners and members, and each person controlling such Affiliate, with respect to each Registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), to which they may become subject under the Securities Act or otherwise, insofar as such claims, losses, damages and liabilities (or actions in respect thereof) arise out of or are based on any untrue (or alleged untrue) statement of any material fact contained in any registration statement on the effective date thereof (including any prospectus, offering circular or other documents) incident to any such Registration, qualification or compliance, or arise out of or are based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and shall reimburse each Demanding Affiliate, Selling Affiliate, each of their officers, directors, partners and members, and each person controlling such Affiliate, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred by them in connection with investigating and defending any such claims, losses, damages, liabilities or actions; provided, that the Company shall not be liable to such Affiliate, its officers, directors, partners and members, each person controlling such Affiliate, each such underwriter and each person who controls any such underwriter in any such case to the extent that any such claims, losses, damages, liabilities or expenses arise out of or are based on any untrue statement or omission made in connection with such registration statement, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by such Affiliate or underwriter expressly for use in connection with such registration statement by such Affiliate, its officers, directors, partners and members, each person controlling such Affiliate, each such underwriter and each person who controls any such underwriter.

(ii)                                  Each Demanding Affiliate and Selling Affiliate shall, if Registrable Securities held by it are included in the securities as to which such Registration, qualification or compliance is being effected, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers and each underwriter for the Company within the meaning of the Securities Act (if any), and each person who controls the Company or such underwriter against all claims, losses, damages and liabilities, joint or several (or actions in respect thereof), to which the Company or any such director, officer, controlling person, or underwriter may become subject, under the Securities Act or otherwise, insofar as such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue (or alleged untrue) statement of any material fact contained in any registration statement on the effective date thereof (including any prospectus, offering circular or other documents) made by such Affiliate, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements by such Affiliate therein not misleading, shall reimburse any legal or any other expenses reasonably incurred by the Company or any such directors, officers, controlling persons or underwriters in connection with investigating or defending any such claims, losses, damages, liabilities or actions, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by such Affiliate expressly for use in connection with such registration statement; provided, however, that the obligations of such Affiliate hereunder shall be limited to an amount equal to the net proceeds to such Affiliate of the Registrable Securities sold as contemplated herein.

(iii)                               Each party entitled to indemnification under this Section 2(f) (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) and to the other parties hereto promptly after the receipt by such Indemnified Party of any written notice of the commencement of any claim, action, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification pursuant to this Agreement, and shall permit the Indemnifying Party to assume the defense of any such claim, action, proceeding or investigation; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim, action, proceeding or investigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such claim, action, proceeding or investigation, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim, action, proceeding or investigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim, action, proceeding or investigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim, action, proceeding or investigation.

(iv)                              If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, liabilities, claims, damages or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, liabilities, claims, damages or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(v)                                 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

(vi)                              The foregoing indemnity agreement of the Company and each Affiliate is subject to the condition that, insofar as they relate to any losses, claims, liabilities or damages arising out of a statement made in or omitted from a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the “Final Prospectus”), such indemnity or contribution agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the losses, liabilities, claims or damages at or prior to the time such action is required by the Securities Act.

(g)                                 Information by the Affiliates. To the extent the Registrable Securities held by an Affiliate are included in any Registration, such Affiliate shall furnish to the Company such information regarding such Affiliate and the distribution proposed by such Affiliate as the Company may reasonably request in writing and as shall be reasonably required in connection with any Registration, qualification or compliance referred to in this Section 2.

(h)                                 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without Registration, at all times from and after ninety (90) days following the effective date of the registration statement for the first Registration demanded by any Affiliate under the Securities Act filed by the Company for an offering of securities of the Company to the general public, the Company agrees to:

(i)                                     make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”);

(ii)                                  use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(iii)                               so long as any Affiliate owns any Registrable Securities, furnish to such Affiliate, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Affiliate may reasonably request in availing itself of any rule or regulation of the Commission allowing such Affiliate to sell any such securities without Registration.

(i)                                     Reserved.

(j)                                     Limitation on Subsequent Registration Rights. The Company shall not, without the prior written consent of each Affiliate, enter into any agreement with any other holder or prospective holder of any securities of the Company that would allow such other holder or prospective holder to include securities of the Company in any registration statement on terms more favorable than the terms on which the Affiliate may include shares of Registrable Securities in such Registration.

(k)                                  Holdback Agreements.

(i)                                     If and whenever the Company effects a Registration pursuant to Section 2, each Affiliate that holds Registrable Securities included in such Registration agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the registration statement relating to such Registration, except as part of such Registration; provided, however, that each such Affiliate only agrees to such restriction if and to the extent that all other holders of Registrable Securities included in such Registration (including without limitation, officers and directors of the Company) similarly agree not to effect any such sales or distributions during such periods.

(ii)                                  The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of any such registration statement as described in Section 2(k)(i) (except as part of such Registration or pursuant to a Registration on Form S-4 or S-8 or any successor form). In addition, if requested by the managing underwriter, the Company shall use its commercially reasonable best efforts to cause each holder of Registrable Securities, to agree not to effect any such public sale or distribution of such Registrable Securities during such period, except as part of any such Registration if permitted, and to use its commercially reasonable efforts to cause each such holder to enter into a similar agreement to such effect with the Company.

(l)                                     Blockage Period. If (i) there has been or there is pending a development or change in the business, affairs or prospects of Company or any of its subsidiaries; (ii) Company’s counsel advised Company in writing that such development or change should be disclosed in the registration statement, the prospectus included therein, or an amendment or supplement thereto in order to ensure that the registration statement and such prospectus, as amended or supplemented, will not contain any misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made); and (iii) in the good faith judgment of the officers or directors of Company, disclosure of such development or change would either (x) have an adverse effect on the business or operations of Company or (y) if the disclosure otherwise relates to a material financing or acquisition of assets which has not yet been disclosed and such disclosure would have an adverse effect on the likelihood of consummating such transaction, then Company may deliver written notification to the Affiliates that Registrable Securities may not be sold pursuant to the registration statement (a “Blockage Notice”). Company shall have no obligation to include in any such notice any reference to or description of the facts based upon which the Company is delivering such notice. Company shall delay during such Blockage Period the filing or effectiveness of any registration statement required pursuant this Agreement. No Affiliate shall sell any Registrable Securities pursuant to the registration statement for the period (the “Blockage Period”) beginning on the date such Blockage Notice was received by such Affiliate and ending on the date on which Company notifies the Affiliates that the Blockage Period has ended, which Blockage Period shall not exceed an aggregate of ninety (90) days in any calendar year, provided, that such Blockage Period shall be extended for any period, not to exceed forty-five (45) days in any calendar year, during which the Commission is reviewing any proposed amendment to the registration (and

Company agrees promptly to notify the Affiliates if the circumstances giving rise to such Blockage Period no longer apply). Company shall promptly prepare and file any amendment or supplement to the registration statement or the prospectus included therein necessary so that at the conclusion of the Blockage Period, the registration statement and the prospectus included therein do not contain any misstatements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made) and notify the Affiliates of such amendment or supplement and of the conclusion of the Blockage Period.

SECTION 3.  TERMINATION

(a)                                  Termination. The provisions of this Agreement shall terminate as to a particular Affiliate at such time as such Affiliate has sold all of his or its Registrable Securities in a Registration pursuant to the Securities Act or pursuant to Rule 144. Section 2(f) shall survive any termination of this Agreement.

SECTION 4.  MISCELLANEOUS

(a)                                  Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State, without regard to the conflicts of law provisions of the State of New York.

(b)                                 Submission to Jurisdiction. All actions and proceedings arising out of or relating to this agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any action arising out of or relating to this agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this agreement or the transaction may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this agreement. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the others hereto have been induced to enter into this agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 3(c)

(c)                                  Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

(i)	If to the Company, to:

HSW International, Inc.
One Capital City Plaza, Suite 1500
3350 Peachtree Road
Atlanta, GA 30326
Attention: Chief Executive Officer
Facsimile: (404) 760-3458

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP
3290 Northside Parkway, N.W., Suite 400
Atlanta, GA 30327
Attention: James S. Altenbach, Esq.
Facsimile: (678) 553-2188

(ii)                                  If to an Affiliate, to the address and facsimile number listed on the signature page attached hereto:

(d)                                 Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Affiliates by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Affiliates may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Affiliates in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(e)                                  Successors and Assigns. Subject to the restrictions on transfer described in clauses (i) and (ii) below, the rights and obligations of the Company and each Affiliate hereunder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of such parties.

(i)                                     The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by an Affiliate without the prior written consent of the Company; provided, however, an Affiliate may assign its interest to its partners, limited partners, affiliates or heirs without the consent of the Company.

(ii)                                  The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of each Affiliate.

(f)                                    Amendment and Waivers. No failure or delay on the part of Company or any Affiliate in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Company or an Affiliate at law or in equity or otherwise. Any provision of this Agreement may be amended, supplemented, modified or waived if, but only if, such amendment, supplement, modification or waiver is in writing and is signed by all the parties hereto.

(g)                                 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

(h)                                 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement may be executed by facsimile or other electronic means.

(i)                                     Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof and, except as provided in Section 2(f) hereof, is not intended to and shall not confer upon any Person other than the parties any rights or remedies hereunder. The parties agree that time is of the essence with respect to the performance of all obligations provided in this Agreement and effectuation of the transactions contemplated thereby.

(j)                                     Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State Court sitting in the borough of Manhattan in the city of New York or any Federal Court sitting in the borough of Manhattan in the city of New York, this being in addition to any other remedy to which they are entitled at law or in equity.

(k)                                  Rules of Construction. Unless the context otherwise requires, the singular shall include the plural and vice-versa, each pronoun in any gender shall include all other genders, and provisions apply to successive events and transactions. The words “hereof,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. The titles and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

HSW INTERNATIONAL, INC.

By:	/s/ Bradley T. Zimmer
Name: Bradley Zimmer
Title: Secretary

AFFILIATES
MAILING ADDRESS:
DEUTSCHE BANK AKTIENGESELLSCHAFT

By:
Name:
Fax:	Title:

ASHFORD CAPITAL MANAGEMENT, INC.

By:
Name:
Fax:	Title:

/s/ Kevin Jones
Kevin Jones

Fax:

/s/ Theodore P. Botts
Theodore P. Botts

Fax:

~ Affiliate signatures continue on the next page ~

~ continuation of Affiliate signatures ~

/s/ J. David Darnell
J. David Darnell

Fax:

/s/ Heinz-Gerd Stein
Dr. Heinz-Gerd Stein

Fax:

/s/ Larrie A. Weil
Larrie A. Weil

Fax: